Contact:  Dean Ridlon, Investor Relations Director
          Phone: 978.640.5309
          Email: Investor_Relations@avid.com


                 Avid Finishes 2004 with Record Quarter and Year


Tewksbury, MA - February 3, 2005 - Avid Technology, Inc. (NASDAQ: AVID) today reported record revenues of $175.0 million for the three months ended December 31, 2004 - a 37% increase over the $127.3 million generated in the corresponding quarter in 2003. For the year ended December 31, 2004, Avid reported record revenues of $589.6 million, up 25% from $471.9 million in 2003. This annual revenue growth rate is Avid's highest since 1995, the year it acquired Digidesign.

"It's been a fantastic year across all of our major markets, with strong results in our video postproduction, broadcast, and audio businesses contributing to Avid's highest annual revenue growth rate in nine years," said David Krall, Avid's president and chief executive officer. "The postproduction industry, where our tools are already used by the lion's share of industry professionals, is undergoing a significant transition to HD. We experienced healthy demand for our new Media Composer(R) Adrenaline(TM) HD and Avid Xpress(R) Pro HD systems, which began shipping in December, and now offer HD capabilities across our entire Avid DNA(TM) product line. We also had a solid quarter in broadcast, finishing the year with over 100 deals signed, bringing the total number of Avid(R) digital broadcast conversions either under way or completed to more than
250. Lastly, our fourth quarter audio revenues grew by 70% year over year, with Digidesign successfully expanding its professional audio mixing business and entering the live sound market, and M-Audio delivering its first full quarter of results as a part of Avid in Q4."

GAAP operating profit for the fourth quarter of 2004 was $20.1 million compared to $14.9 million for the same quarter in 2003. GAAP net income for the quarter was $22.5 million, or $0.61 per diluted share, compared to GAAP net income of $15.8 million, or $0.47 per diluted share, for the corresponding quarter in 2003. Excluding non-recurring tax benefits, acquisition-related stock-based compensation and amortization, restructuring charges and a non-cash charge related to the impairment of intangible assets, pro forma non-GAAP net income for the fourth quarter was $23.5 million, or $0.64 per diluted share, compared to pro forma non-GAAP net income of $16.9 million, or $.50 per diluted share, in the fourth quarter of 2003.

GAAP operating profit for 2004 was $68.8 million, compared to $39.6 million in 2003. GAAP net income for 2004 was $71.7 million, or $2.05 per diluted share, compared to GAAP net income of $40.9 million, or $1.25 per diluted share, for 2003. Excluding non-recurring tax benefits, acquisition-related stock-based compensation and amortization, restructuring charges, expenses related to the settlement of a lawsuit and a non-cash charge related to the impairment of intangible assets, pro forma non-GAAP net income for 2004 was $74.9 million, or $2.14 per diluted share, compared to $44.9 million, or $1.37 per diluted share, for 2003.

Use of Non-GAAP Financial Measures
The pro forma operating results listed above are "non-GAAP financial measures" under the rules of the Securities and Exchange Commission ("SEC"). We have included this information because we believe it is a meaningful measure of our normalized operating performance and will assist investors in understanding our results of operations on a comparative basis. This pro forma information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles or GAAP. We use this information internally to help our management more accurately assess the ongoing nature of our operations and measure our performance on a comparative basis.

Conference Call
A conference call to discuss Avid's fourth quarter 2004 financial results and the company's outlook for 2005 will be held today, February 3 at 5:00 p.m. EST. The call will be open to the public. The conference call can be accessed by dialing (719) 457-2649 and referencing confirmation code 8462916. The call and subsequent replay will also be available on Avid's Web site. To listen via this alternative, go to the Investors page under the Company menu at www.avid.com for complete details 10-15 minutes prior to the start of the conference call.

The above release includes a forward-looking statement, as defined by the Private Securities Litigation Reform Act of 1995, about Avid's future performance. There are a number of factors that could cause actual events or results to differ materially from that indicated by such forward-looking statement, such as the competitive market in which Avid operates, market acceptance of Avid's existing and new products, Avid's ability to anticipate customers' needs and the other factors set forth under the caption "Certain Factors That May Affect Future Results" in Avid's Form 10-Q for the quarter ended September 30, 2004, and other filings with the SEC. In addition, the forward-looking statement contained herein represents Avid's estimate only as of today and should not be relied upon as representing the company's estimate as of any subsequent date. While Avid may elect to update this forward-looking statement at some point in the future, Avid specifically disclaims any obligation to do so, even if the estimate changes.

About Avid Technology, Inc.
Avid Technology, Inc. is the world leader in digital nonlinear media creation, management and distribution solutions, enabling film, video, audio, animation, games, and broadcast professionals to work more efficiently, productively, and creatively. For more information about the company's Oscar(R), Grammy(R), and Emmy(R) award-winning products and services, please visit: www.avid.com.

(C) 2005 Avid Technology, Inc. All rights reserved. Avid, Avid DNA, Avid Xpress, Adrenaline, Film Composer, M-Audio, Media Composer, Digidesign, and Pro Tools are either registered trademarks or trademarks of Avid Technology, Inc. in the United States and/or other countries. Avid received an Oscar statuette representing the 1998 Scientific and Technical Award for the concept, design, and engineering of the Avid Film Composer(R) system for motion picture editing. Digidesign, Avid's audio division, received an Oscar statuette representing the 2003 Scientific and Technical Award for the design, development, and implementation of its Pro Tools(R) digital audio workstation. Oscar is a trademark and service mark of the Academy of Motion Picture Arts and Sciences. Emmy is a registered trademark of ATAS/NATAS. Grammy is a trademark of the National Academy of Recording Arts and Sciences, Inc. All other trademarks contained herein are the property of their respective owners.

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except for share and per share data)

                                                       ------------------    -------------------
                                                              GAAP                 NON-GAAP
                                                       ------------------    -------------------
                                                       Three Months Ended     Three Months Ended
                                                          December 31,           December 31,
                                                       --------- ---------   --------- ---------
                                                         2004      2003        2004      2003
                                                       --------- ---------   --------- ---------
Revenue
  Product                                              $158,590  $115,146    $158,590  $115,146
  Service                                                16,381    12,182      16,381    12,182
                                                       --------- ---------   --------- ---------
    Total Revenue                                       174,971   127,328     174,971   127,328

Cost of Revenue
  Product                                                67,338    46,414      67,338    46,414
  Service                                                 9,807     7,340       9,807     7,340
  Amortization of intangible assets                         281
                                                       --------- ---------   --------- ---------
    Total Cost of Revenue                                77,426    53,754      77,145    53,754

                                                       --------- ---------   --------- ---------
Gross profit                                             97,545    73,574      97,826    73,574
                                                       --------- ---------   --------- ---------

Operating expenses
 Research and development                                25,812    21,719      25,812    21,719
 Marketing and selling                                   38,435    28,733      38,435    28,733
 General and administrative                               9,469     6,576       9,469     6,576
 Stock-based compensation (Note A)                          865
 Restructuring and other costs, net                                 1,335
 Amortization of intangible assets                        1,665       341
 Impairment of intangible assets                          1,187
                                                       --------- ---------   --------- ---------
    Total operating expenses                             77,433    58,704      73,716    57,028

Operating income                                         20,112    14,870      24,110    16,546
Interest and other income, net                              653       544         653       544
                                                       --------- ---------   --------- ---------
Income before income taxes                               20,765    15,414      24,763    17,090
Provision for income taxes                                1,313       200       1,313       200
Non-recurring tax benefits                               (3,062)     (550)
                                                       --------- ---------   --------- ---------

Net income                                              $22,514    $15,764    $23,450   $16,890
                                                       ========= =========   ========= =========

Net income per common share - basic                       $0.66     $0.51       $0.68     $0.55
                                                       ========= =========   ========= =========

Net income per common share - diluted                     $0.61     $0.47       $0.64     $0.50
                                                       ========= =========   ========= =========

Weighted average common shares outstanding - basic       34,355    30,764      34,355    30,764
                                                       ========= =========   ========= =========

Weighted average common shares outstanding - diluted     36,751    33,864      36,751    33,864
                                                       ========= =========   ========= =========

Note
----
A. Stock based compensationrelates primarily to stock options issued as part of the acquisition of M-Audio.

Reconciliation of Non-GAAP net income to GAAP net income:

                                                 Three Months Ended
                                                     December 31,
                                                2004           2003
                                            -----------     -----------
Non-GAAP net income                            $23,450         $16,890

Stock-based compensation                          (865)
Restructuring and other costs, net                              (1,335)
Amortization of intangible assets               (1,946)           (341)
Impairment of intangible assets                 (1,187)
tax refunds and benefits                         3,062             550
                                            -----------     -----------
GAAP net income                                $22,514         $15,764
                                            ===========     ===========

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except for share and per share data)

                                                       -------------------   -------------------
                                                              GAAP                 NON-GAAP
                                                       -------------------   -------------------
                                                       Twelve Months Ended   Twelve Months Ended
                                                           December 31,          December 31,
                                                       --------- ---------   --------- ---------
                                                         2004      2003        2004      2003
                                                       --------- ---------   --------- ---------
Revenue
  Product                                              $528,463  $425,403    $528,463  $425,403
  Service                                                61,142    46,509      61,142    46,509
                                                       --------- ---------   --------- ---------
    Total Revenue                                       589,605   471,912     589,605   471,912

Cost of Revenue
  Product                                               220,246   183,304     220,246   183,304
  Service                                                34,842    26,069      34,842    26,069
  Amortization of intangible assets                         408
                                                       --------- ---------   --------- ---------
    Total Cost of Revenue                               255,496   209,373     255,088   209,373

                                                       --------- ---------   --------- ---------
Gross profit                                            334,109   262,539     334,517   262,539
                                                       --------- ---------   --------- ---------
Operating expenses
 Research and development                                94,808    85,552      94,808    85,552
 Marketing and selling                                  135,380   109,704     135,380   109,704
 General and administrative                              28,925    23,208      28,925    23,208
 Stock-based compensation (Note A)                        1,418
 Restructuring and other costs, net                                 3,194
 Amortization of intangible assets                        3,641     1,316
 Impairment of intangible assets                          1,187
                                                       --------- ---------   --------- ---------
    Total operating expenses                            265,359   222,974     259,113   218,464

Operating income                                         68,750    39,565      75,404    44,075
Interest and other income, net                            2,389     1,874       2,389     1,874
  Legal settlement                                       (1,050)
                                                       --------- ---------   --------- ---------
Income before income taxes                               70,089    41,439      77,793    45,949
Provision for income taxes                                2,894     1,100       2,894     1,100
Non-recurring tax benefits                               (4,506)     (550)
                                                       --------- ---------   --------- ---------

Net income                                              $71,701    $40,889    $74,889   $44,849
                                                       ========= =========   ========= =========

Net income per common share - basic                       $2.21     $1.40       $2.31     $1.54
                                                       ========= =========   ========= =========

Net income per common share - diluted                     $2.05     $1.25       $2.14     $1.37
                                                       ========= =========   ========= =========

Weighted average common shares outstanding - basic       32,485    29,192      32,485    29,192
                                                       ========= =========   ========= =========

Weighted average common shares outstanding - diluted     35,003    32,653      35,003    32,653
                                                       ========= =========   ========= =========

Note
A. Stock based compensationrelates primarily to stock options issued as part of the acquisition of M-Audio.

Reconciliation of Non-GAAP net income to GAAP net income:

                                                 Twelve Months Ended
                                                    December 31,
                                                2004           2003
                                            -----------     -----------
Non-GAAP net income                            $74,899         $44,849

Stock-based compensation                        (1,418)
Restructuring and other costs, net                              (3,194)
Amortization of intangible assets               (4,049)         (1,316)
Impairment of intangible assets                 (1,187)
Tax refunds and benefits                         4,506             550
Legal settlement                                (1,050)
                                            -----------     -----------
GAAP net income                                $71,701         $40,889
                                            ===========     ===========

AVID TECHNOLOGY, INC.
Condensed Consolidated Balance Sheets
(unaudited - in thousands)

                                                                 December 31,     December 31,
                                                                     2004             2003
                                                                --------------   --------------
ASSETS:
Current assets:
 Cash and marketable securities                                      $155,419         $196,309
 Accounts receivable, net of allowances of $9,334 and $9,161
 at December 31, 2004 and December 31, 2003, respectively              97,536           69,230
 Inventories                                                           53,946           38,292
 Prepaid and other current assets                                      19,407           13,181
                                                                --------------   --------------
   Total current assets                                               326,308          317,012

 Property and equipment, net                                           29,092           23,223
 Acquisition-related intangible assets, net                            46,884            1,815
 Goodwill                                                             165,803            3,335
 Other assets                                                           7,384            2,734
                                                                --------------   --------------
   Total assets                                                      $575,471         $348,119
                                                                ==============   ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
 Accounts payable                                                     $26,517          $15,755
 Accrued expenses and other current liabilities                        74,727           59,709
 Deferred revenue and deposits                                         48,680           44,943
                                                                --------------   --------------
   Total current liabilities                                          149,924          120,407

 Long term liabilities, less current portion                              926              607
                                                                --------------   --------------
   Total liabilities                                                  150,850          121,014
                                                                --------------   --------------

 Total stockholders' equity                                           424,621          227,105
                                                                --------------   --------------

   Total liabilities and stockholders' equity                        $575,471         $348,119
                                                                ==============   ==============